Exhibit 10.10


                                     FORM OF
                                 FIRST AMENDMENT
                                     TO THE
                          SECURITIES PURCHASE AGREEMENT


         THIS FIRST AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT (the "Amendment") is dated as of November 9, 2005, by and between HEALTH DISCOVERY CORPORATION, a Texas corporation (the "Company"), and the undersigned (the "Purchaser").

         WHEREAS, subject to the terms and conditions set forth in the Securities Purchase Agreement between the Company and the Purchaser (the "Securities Purchase Agreement"), the Company issued and sold to the Purchaser, and the Purchaser purchased from the Company, shares of common stock of the Company, no par value, and a stock purchase warrant to purchase shares of common stock of the Company.

         WHEREAS, as required by the terms of Section 3.1(a) of the Securities Purchase Agreement, the Company has issued shares of common stock and warrants to acquire common stock to the Purchaser in the amounts set forth on Exhibit A.

         WHEREAS, the Company and the Purchaser now wish to amend the Securities Purchase Agreement to delete the liquidated damages provision found in Section 3.1(a) of the Securities Purchase Agreement.

         NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements herein, the Company and the Purchaser hereby agree as follows:

        1. Section 3.1(a) of the Securities Purchase Agreement is amended by deleting subsections (ii) and (iii) in their entirety; provided, however, that this Amendment does not affect any rights of Purchaser to receive or own Shares or Warrant Shares (as each is defined in the Securities Purchase Agreement) that have been issued as of the date of this Amendment and as reflected on Exhibit A.

        2. No other amendments to the Securities Purchase Agreement are being made pursuant to this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Securities Purchase Agreement to be duly executed by their respective authorized persons as of the date set forth above.



                                      HEALTH DISCOVERY CORPORATION


                                      By:
                                            ------------------------------------

                                            Name:
                                                  ------------------------------


                                            Title:
                                                   -----------------------------



                                      PURCHASER


                                      Print Name:
                                                   -----------------------------


                                      Signature:
                                                   -----------------------------